SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2002

CEPHEID
(Exact name of Registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)
000-0030755		77-0441625
(Commission File Number)		(IRS Employer Identification No.)
904 Caribbean Drive, Sunnyvale, CA		94089
(Address of principal executive offices)		(Zip Code)

(408) 541-4191
(Registrant's telephone number, including area code)

Item 5: Other Events.

Adoption of Stockholder Rights Plan.

On September 24, 2002, the Board of Directors of Cepheid declared a dividend of one stock purchase right (a "Right") for each outstanding share of common stock, no par value per share (the "Common Shares"), of Cepheid. The dividend is payable to stockholders of record on October 1, 2002 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement (the "Rights Agreement") between Cepheid and Computershare Trust Company, as Rights Agent) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of Cepheid, which options or securities were outstanding prior to the Distribution Date. The Rights will become exercisable only upon the occurrence of certain events specified in the Rights Agreement, including the acquisition of 15% or more of Cepheid's outstanding common stock by a person or group. Each Right entitles the registered holder, other than an "acquiring person", under specified circumstances, to purchase from Cepheid one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value per share (the "Preferred Shares"), of Cepheid, at a price of $40.00 per one one-hundredth of a Preferred Share, subject to adjustment. In addition, each Right entitles the registered holder, other than an "acquiring person", under specified circumstances, to purchase from Cepheid that number of shares of Cepheid's Common Stock having a market value of two times the exercise price of the Right. The description and terms of the Rights are set forth in the Rights Agreement. A summary of the Rights and the Rights Agreement is included as Exhibit B to the Rights Agreement, which is included as Exhibit 4.01 hereto.

Item 7: Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title or Description
4.01

Rights Agreement dated September 26, 2002, between Cepheid and Computershare Trust Company, as Rights Agent, which includes as Exhibit A the form of Certificate of Determination of Series A Junior Participating Preferred Stock, as Exhibit B the Summary of Stock Purchase Rights and as Exhibit C the Form of Right Certificate. (Incorporated by reference to Exhibit 4.01 to Cepheid's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 3, 2002.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: September 30, 2002 By: /s/ John L. Bishop

John L. Bishop
Chief Executive Officer

Exhibit Index
Exhibit Number	Exhibit Title or Description
4.01

Rights Agreement dated September 26, 2002, between Cepheid and Computershare Trust Company, as Rights Agent, which includes as Exhibit A the form of Certificate of Determination of Series A Junior Participating Preferred Stock, as Exhibit B the Summary of Stock Purchase Rights and as Exhibit C the Form of Right Certificate. (Incorporated by reference to Exhibit 4.01 to Cepheid's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 3, 2002.)